Exhibit 10.109

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00205 Contractor Change Number: SCT3048

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: October 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PROCESS LINE EQUIPMENT LABELING AND TAGGING
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND
The design and materials of the identification labels and tags for piping, equipment, valves, and instruments have not been specified in the Agreement in a manner to be compatible within the Owner’s Operation Management System (OMS) framework. [***]

CHANGE

1.Attachment A, Schedule A-2, Section 23.0 (Appendix 5 – Reference Documents and Inputs) shall be modified to include Project Specification [***] (Project Specification for Process Piping, Equipment, Valve & Instrument Identification) as provided in Attachment 1 to this Change Order.
2.Attachment A, Schedule A-2, Section 23.0 (Appendix 5 – Reference Documents and Inputs) shall be modified to include Project Specification[***] (Project Specification for Pipeline Signage) as provided in Attachment 2 to this Change Order.

Note, vendor skids will be labeled and tagged as one item (i.e. individual instruments/valves, etc. within the vendor skids will not be labeled).

Attachments to support this Change Order:
[***]

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$160,136,129
3)	The Contract Price prior to this Change Order was	$3,202,470,129
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$776,500
7)	The new Contract Price including this Change Order will be	$3,203,246,629

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00205_SCT3048 will be incorporated in Change Order EC00260_SCT3064 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00205_SCT3048 will be incorporated in Change Order EC00260_SCT3064 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: As defined in change item no. 1 and item no. 2 above.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials:     SFO Contractor A T Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:                  Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

October 29, 2025	October 29, 2025
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00260 Contractor Change Number: SCT3064

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 17, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q4 2025 CHANGE ORDERS

BACKGROUND

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C (Payment Schedule). The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00260_SCT3064.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

Owner Change Number	Contractor Change Number	Description
EC00205	SCT3048	Process Line and Equipment Labeling and Tagging
EC00272	SCT3065	Attachment KK - Current Index Value Updates for Q3 2025

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$160,070,923
3)	The Contract Price prior to this Change Order was	$3,202,404,923
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,202,404,923
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees:N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor: A T Owner

[A]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:   Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 17, 2025	December 17, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price EPC Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00272 Contractor Change Number: SCT3065

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 17, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK BASELINE INDEX VALUE UPDATES FOR Q3-2025 (T3)
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q3-2025 are:

•REINFORCING STEEL BAR (REBAR)
•STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
•UAE FABRICATED STRUCTURAL STEEL
•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:

▪Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
▪Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$160,912,629
3)	The Contract Price prior to this Change Order was	$3,203,246,629
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(841,706)
7)	The new Contract Price including this Change Order will be	$3,202,404,923
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00272_SCT3065 will be incorporated in Change Order EC00260_SCT3064 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00272_SCT3065 will be incorporated in Change Order EC00260_SCT3064 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 3.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor A T Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:                Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 17, 2025	December 17, 2025
Date of Signing	Date of Signing